                                                                    EXHIBIT 25.2

                             LETTER OF TRANSMITTAL

                                  TO EXCHANGE
                           11% SENIOR NOTES DUE 2008

                                       OF

                      TRI-STATE OUTDOOR MEDIA GROUP, INC.

                           PURSUANT TO THE PROSPECTUS
                         DATED                   , 1998

     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN STANDARD TIME, ON
               , 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., EASTERN STANDARD TIME, ON THE EXPIRATION DATE.

             To: IBJ Schroder Bank & Trust Company, Exchange Agent

  By Registered or Certified      By Facsimile: 212-858-2611               By Hand/
             Mail:                (For Eligible Institutions          Overnight Delivery:
       One State Street                      Only)                     One State Street
   New York, New York 10004          Confirm by Telephone:         New York, New York 10004
   Attention: Reorganization             212-858-2103              Attention: Reorganization
     Operations Department                                           Operations Department

                             For Information Call:
                                  212-858-2103

           DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER
            THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS
               VIA FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE
                     WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges receipt of the Exchange Offer Prospectus dated
               , 1998 (the "Exchange Offer Prospectus") of Tri-State Outdoor Media Group, Inc., a Kansas corporation (the "Company" or the "Issuer") and this Letter of Transmittal, which may be amended from time to time (this "Letter"), which together constitute the Issuer's offer to exchange (the "Exchange Offer"), up to $100,000,000 in aggregate principal amount of its 11% Senior Notes due 2008 (the "Exchange Notes") for up to $100,000,000 in aggregate principal amount of its outstanding 11% Senior Notes due 2008 that were issued and sold in reliance on an exemption from registration under the Securities Act of 1933, as amended (the "Existing Notes" and, together with the Exchange Notes, the "Notes").

     The undersigned has completed, executed and delivered this Letter to indicate the action he or she desires to take with respect to the Exchange Offer.

     All holders of Existing Notes who wish to tender their Existing Notes must, prior to the Expiration Date: (1) complete, sign, date and mail or otherwise deliver this Letter to the Exchange Agent, in person or to the address set forth above and (2) tender his or her Existing Notes or, if a tender of Existing Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter. Holders of Existing Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Existing Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer -- How to Tender" in the Prospectus. (See Instruction 1).

     The Instructions included with this Letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter may be directed to the Exchange Agent at the address listed above, or William G. McLendon, Chief Financial Officer of the Company, at
(800) 732-8261 or at 3416 Highway 41 South, Tifton, Georgia 31793.

            PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING
                   THE INSTRUCTIONS TO THIS LETTER, CAREFULLY
                         BEFORE CHECKING ANY BOX BELOW

     Capitalized terms used in this Letter and not defined herein shall have respective meanings ascribed to them in the Prospectus.

     List below the Existing Notes of which you are the holder. If the space provided below is inadequate, list the certificate numbers and principal amount of Existing Notes on a separate signed schedule and affix it hereto.

                                     BOX 1
--------------------------------------------------------------------------------
                    TO BE COMPLETED BY ALL TENDERING HOLDERS

------------------------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                                  TOTAL
   (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)         CERTIFICATE               AMOUNT
           APPEAR(S) ON EXISTING NOTES)                   NUMBERS(1)               EXIST
------------------------------------------------------------------------------------------------------------------------

                                                      ---------------------------------------------------------------

                                                      ---------------------------------------------------------------

                                                      ---------------------------------------------------------------

                                                      ---------------------------------------------------------------
                                                           Totals:
------------------------------------------------------------------------------------------------------------------------

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Issuer the principal amount of Existing Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Existing Notes tendered with this Letter, the undersigned exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Existing Notes tendered.

     The undersigned constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered Existing Notes, with full power of substitution, to: (a) deliver certificates for such Existing Notes, (b) deliver Existing Notes and all accompanying evidence of transfer and authenticity to or upon the order of the Issuer upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Issuer of the Existing Notes tendered under the Exchange Offer and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Existing Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Existing Notes tendered hereby and that the issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the assignment and transfer of the Existing Notes tendered. The undersigned has read and agrees to all of the terms of the Exchange Offer.
---------------
(1) Need not be completed if Existing Notes are being tendered by book-entry transfer.

(2) Unless otherwise indicated, the entire principal amount of Existing Notes represented by a certificate or Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered. Existing Notes tendered hereby must be in a principal amount of $1,000 and integral multiples thereof.


     The undersigned also acknowledges that the Exchange Offer is being made in reliance on interpretations of the Staff of the Securities and Exchange Commission as set forth in no-action letters issued to third parties. Based on these interpretations, the Issuer believes that Exchange Notes issued pursuant to the Exchange Offer in exchange for the Existing Notes may be offered for resale, resold or otherwise transferred by holders thereof (other than any holder which is (i) an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act, (ii) a broker-dealer who acquired Existing Notes directly from the Issuer or (iii) a broker-dealer who acquired Existing Notes as a result of market-making or other trading activities) without compliance with the registration and prospectus delivery provisions of the Securities Act provided that such Exchange Notes are acquired in the ordinary course of such holders' business, and such holders have no arrangement or understanding with any person to participate in a distribution of such Exchange Notes and also such holders not being engaged in and not intending to engage in a distribution of the Exchange Notes.



     The undersigned agrees that acceptance of any tendered Existing Notes by the Issuer and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Issuer of its obligations under the Registration Rights Agreement (as defined in the Exchange Offer Prospectus) and that, upon the issuance of the Exchange Notes, the Issuer will have no further obligations or liabilities thereunder (except in certain limited circumstances). By tendering Existing Notes, the undersigned certifies (a) that it is not an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act, that it is not a broker-dealer that owns Existing Notes acquired directly from the Issuer or an affiliate of the undersigned's business, that the undersigned has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes, and that the undersigned is not engaged in and does not intend to engage in a distribution of the Exchange Notes, or (b) that it is an "affiliate" (as so defined) of the Issuer or of the initial purchasers in the original offering of the Existing Notes, and that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it.

     The undersigned acknowledges that, if it is a broker-dealer that will receive Exchange Notes for its own account as a result of market making activities or other trading activities, it will deliver a prospectus in connection with any resale of such Exchange Notes and that it has not entered into any arrangement or understanding with the Issuer or an affiliate of the Issuer in connection with any resale of such Exchange Notes. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Existing Notes where such Existing Notes were acquired by a broker-dealer as a result of market-making or other trading activities. The Company has agreed that for a period of 120 days after the expiration date of the Exchange Offer, it will make this Prospectus available to any broker-dealer for use in connection with any such resale.


     The undersigned understands that the Issuer may accept the undersigned's tender by delivering written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate.

     All authority conferred or agreed to be conferred by this Letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter.

     Unless otherwise indicated under "Special Delivery Instructions" below, the Exchange Agent will deliver Exchange Notes (and, if applicable, a certificate for any Existing Notes not tendered but represented by a certificate also encompassing Existing Notes which are tendered) to the undersigned at the address set forth in Box 1 above.

     The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms set forth in the Prospectus and this Letter, the Prospectus shall prevail.

                                     BOX 2

                               METHOD OF DELIVERY

[ ] CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY SPECIFIED ABOVE AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution:
          ----------------------------------------------------------------------

  Name of Book-Entry Transfer Facility:
                  --------------------------------------------------------------

       [ ] The Depository Trust Company

                                Account Number:
               ---------------          Transaction Code Number:
                                ---------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
    FOLLOWING:

  Name(s) of Registered Owner(s):
               -----------------------------------------------------------------

  Window Ticket Number (if any):
            --------------------------------------------------------------------

  Date of Execution of Notice of Guaranteed Delivery:
                                 -----------------------------------------------

  Name of Eligible Institution which Guaranteed Delivery:
                                     -------------------------------------------

  If delivered by Book-Entry Transfer Facility, check box of Book-Entry Transfer
Facility:

       [ ] The Depository Trust Company

                                Account Number:
               ---------------          Transaction Code Number:
                                ---------------

[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED EXISTING
    NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH
    ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE EXISTING NOTES OR ITS
    OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Name:
--------------------------------------------------------------------------------

  Address:
--------------------------------------------------------------------------------

                                     BOX 3

--------------------------------------------------------------------------------
                                   SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS
                    OF EXISTING NOTES REGARDLESS OF WHETHER
            EXISTING NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
               SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY)

Must be signed by the registered holder(s) of Existing Notes exactly as their name(s) appear(s) on certificate(s) for the Existing Notes or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 3 below.

Name(s) ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title)
                 ---------------------------------------------------------------

Address:
       -------------------------------------------------------------------------
       -------------------------------------------------------------------------
                                 (INCLUDING ZIP CODE)

Area Code and
Telephone Number:---------------------------------------------------------------

                              SIGNATURE GUARANTEE
                           (SEE INSTRUCTION 3 BELOW)

Name of Eligible Institution
Guaranteeing Signature(s)
                       ---------------------------------------------------------

Address (including zip code)
and Telephone No. (including
area code) of Firm:
                 ---------------------------------------------------------------

Authorized Signature:
                  --------------------------------------------------------------

Printed Name:-------------------------------------------------------------------

Title:
     ---------------------------------------------------------------------------

Dated:
--------------------------- , 1998

                                     BOX 4
          ------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

        To be completed ONLY if certificates for Existing Notes in a principal amount not tendered or not accepted for payment, or the Exchange Notes, are to be issued in the name of someone other than the undersigned, or if Existing Notes are to be returned by credit to an account maintained by DTC.

   Issue and deliver (check appropriate box):

   [ ] Existing Notes not tendered or

   [ ] Exchange Notes, to:

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                         TAXPAYER IDENTIFICATION NUMBER
               (YOU MUST ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

   Credit unaccepted Existing Notes tendered by book-entry transfer to:

   [ ] The Depository Trust Company

   Account set forth below:

          ------------------------------------------------------------
                              (DTC ACCOUNT NUMBER)

          ------------------------------------------------------------

                                     BOX 5
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

        To be completed ONLY if certificates for Existing Notes in a principal amount not tendered or not accepted for payment, or Exchange Notes, are to be sent to someone other than the undersigned at an address other than that shown above.

   Deliver (check appropriate box):

   [ ] Existing Notes not tendered or

   [ ] Exchange Notes, to:

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   ------------------------------------------------------------
                         TAXPAYER IDENTIFICATION NUMBER
               (YOU MUST ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

          ------------------------------------------------------------

                                  INSTRUCTIONS
                FORMING PART OF THE TERMS AND CONDITIONS OF THE
                                 EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER AND CERTIFICATES. Certificates for Existing Notes or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed copy of this Letter and any other documents required by this Letter, must be received by the Exchange Agent at one of its addresses set forth herein on or before the Expiration Date. The method of delivery of this Letter, certificates for Existing Notes or a Book-Entry Confirmation, as the case may be, and any other required documents is at the election and risk of the tendering holder, but except as otherwise provided below, the delivery will be deemed made when actually received by the Exchange Agent. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is suggested.

     Holders whose Existing Notes are not immediately available or who cannot deliver their Existing Notes or a Book-Entry Confirmation, as the case may be, and all other required documents to the Exchange Agent on or before the Expiration Date may tender their Existing Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) tenders must be made by or through an Eligible Institution (as defined in Instruction 3 below); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) (x) setting forth the name and address of the holder, the description of the Existing Notes and the principal amount of Existing Notes tendered, (y) stating that the tender is being made thereby and
(z) guaranteeing that, within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, this Letter together with the certificates representing the Existing Notes or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent and
(iii) the certificates for all tendered Existing Notes or a Book-Entry (iii) the certificates for all tendered Existing Notes or a Book-Entry Confirmation, as the case may be, as well as all other documents required by this Letter, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Exchange Offer Prospectus under the caption "The Exchange
Offer -- How to Tender."

     Holders of Existing Notes that are tendering by book-entry transfer to the Exchange Agent's account at the Depository Trust Company ("DTC") can execute the tender through the DTC Automated Tender Offer Program ("ATOP") for which the transaction will be eligible. DTC participants should transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. DTC participants may also accept the Exchange Offer by submitting a notice of guaranteed delivery through ATOP.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Existing Notes will be determined by the Issuer, whose determination will be final and binding. The Issuer reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of the Issuer's counsel, would be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to particular Existing Notes. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their Existing Notes.

     Neither the Issuer, the Exchange Agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

     2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWALS. If less than the entire principal amount of any Existing Notes evidenced by a submitted certificate or by a Book-Entry Confirmation is tendered, the tendering holder must fill in the principal amount tendered in the fourth column of Box 1 above. ALL OF THE EXISTING NOTES REPRESENTED BY A CERTIFICATE OR BY A BOOK-ENTRY CONFIRMATION DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED. A certificate for Existing Notes not tendered will be sent to the holder, unless otherwise provided in Box 5, as soon as practicable after the Expiration Date, in the event that less than the entire principal amount of Existing Notes represented by a submitted certificate is tendered (or, in the case of Existing Notes tendered by book-entry transfers, such non-exchanged Existing Notes will be credited to an account maintained by the holder with the Book-Entry Transfer Facility).

     If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date. To be effective with respect to the tender of Existing Notes, a notice of withdrawal must: (i) be received by the Exchange Agent before the Issuer notifies the Exchange Agent that it has accepted the tender of Existing Notes pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the Existing Notes; (iii) contain a description of the Existing Notes to be withdrawn, the certificate numbers shown on the particular certificates evidencing such Existing Notes and the principal amount of Existing Notes represented by such certificates and (iv) be signed by the holder in the same manner as the original signature on this Letter (including any required signature guarantee).

     3. SIGNATURES ON THIS LETTER; ASSIGNMENT; GUARANTEE OF SIGNATURES. If this Letter is signed by the holder(s) of Existing Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Existing Notes, without alteration, enlargement or any change whatsoever.

     If any of the Existing Notes tendered hereby are owned by two or more joint owners, all owners must sign this Letter. If any tendered Existing Notes are held in different names on several certificates, it will be necessary to are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.

     If this Letter is signed by the holder of record and (i) the entire principal amount of the holder's Existing Notes are tendered and/or (ii) untendered Existing Notes, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered Existing Notes, nor provide a separate bond power. In any other case, the holder of record must transmit a separate bond power with this Letter.

     If this Letter or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Issuer of their authority to so act must be submitted, unless waived by the Issuer.

     Signatures on this Letter must be guaranteed by an Eligible Institution, unless Existing Notes are tendered: (i) by a holder who has not completed the Box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of The Securities Transfer Agents Medallion Program (STAMP), The New York Stock Exchanges Medallion Signature Program (MSP) or The Stock Exchanges Medallion Program (SEMP) (collectively, "Eligible Institutions"). If Existing Notes are registered in the name of a person other than the signer of this Letter, the Existing Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

     4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in Box 4 or 5, as applicable, the name and address to which the Exchange Notes or certificates for Existing Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Existing Notes by book-entry transfer may request that Existing Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate.

     5. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder whose tendered Existing Notes are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of the Exchange Notes pursuant to the Exchange Offer may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund may be obtained.) Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     Under federal income tax laws, payments that may be made by the Issuer on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to back-up withholding at a rate of 31%. In order to prevent back-up withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of a failure to report all interest or dividends; or (ii) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (iii) certify in accordance with the Guidelines that such holder is exempt from back-up withholding. If the Existing Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for information on which TIN to report.

     6. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the transfer of Existing Notes to it or its order pursuant to the Exchange Offer. If, however, the Exchange Notes or certificates for Existing Notes not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter, or if a transfer tax is imposed by any reason other than the transfer of Existing Notes to the Issuer or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.

     7. WAIVER OF CONDITIONS; NO CONDITIONAL TENDERS. The Issuer reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any Existing Notes tendered.

     No alternative, conditional, irregular or contingent tenders will be accepted.

     8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificate for Existing Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above, for further instructions.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter, may be directed to the Exchange Agent.

     IMPORTANT: THIS LETTER (OR FACSIMILE THEREOF), TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Name(s) as shown above of registered owners of 11% Senior Secured Notes (if joint ownership, list first and circle the name of the person or entity whose taxpayer identification number you enter in Part I below).

--------------------------------------------------------------------------------
Business Name (sole proprietors, see enclosed Instructions for Substitute FORM W-9)

--------------------------------------------------------------------------------
Address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

SUBSTITUTE                PART I -- PLEASE PROVIDE YOUR TAXPAYER        --------------------------------------
FORM W-9                  IDENTIFICATION NUMBER IN THE BOX AT RIGHT     Social Security Number
DEPARTMENT OF THE         AND CERTIFY BY SIGNING AND DATING BELOW.      OR---------------------------------
TREASURY                                                                    Employer Identification
INTERNAL REVENUE SERVICE                                                    Number
                         ------------------------------------------------------------------------------------
Payer's Request for       PART II -- Payees exempt from backup withholding, see the enclosed instructions for
Taxpayer                  Substitute FORM W-9 -- Request for Taxpayer Identification Number and Certification.
Identification Number)
and Certification
--------------------------------------------------------------------------------------------------------------
 PART III -- CERTIFICATION.  Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
 (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
 CERTIFICATE INSTRUCTIONS.  You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.
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 SIGNATURE                                                            DATE
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

NOTE: PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER
      IDENTIFICATION NUMBER ON THIS SUBSTITUTE FORM W-9 AND CERTIFY THEREIN THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. FAILURE COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. FOR ASSISTANCE, SEE THE ENCLOSED INSTRUCTIONS FOR SUBSTITUTE FORM W-9.

                      INSTRUCTIONS FOR SUBSTITUTE FORM W-9

HOLDERS SHOULD READ CAREFULLY THE FOLLOWING INSTRUCTIONS FOR COMPLETING THE ENCLOSED SUBSTITUTE FORM W-9 AND CONSULT THEIR OWN TAX ADVISORS FOR MORE DETAILED INFORMATION.

PURPOSE OF FORM. The Company is required to obtain your Taxpayer Identification Number (TIN) and to report income paid to you to the IRS. Use the Substitute Form W-9 to give your correct TIN to the Company and (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. Giving your correct TIN and making the appropriate certifications will prevent payments from the Company from being subject to backup withholding. If you are subject to backup withholding, the Company is required to withhold and pay to the IRS 31% of payments made to you.

HOW TO GET A TIN. If you do not have a TIN, apply for one immediately. To apply, get Form SS-5, Application for a Social Security Number Card (for individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office. If you do not have a TIN, write "Applied For" in the space for the TIN in Part I, sign and date the form, and give it to the Company. Generally, you will then have 60 days to get a TIN and give it to the Company. If the Company does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN. As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the Company. Note: Writing "Applied For" on the form means that you have already applied for a TIN or that you intend to apply for one soon.

PENALTIES. You are subject to a penalty of $50 for each failure to furnish your correct TIN to the Company unless your failure is due to reasonable cause and not to willful neglect. If, with no reasonable basis, you make a false statement that results in no backup withholding, you are subject to a $500 penalty. Willfully falsifying certifications or affirmations may subject you to criminal penalties, including fines and/or imprisonment.

WHAT NAME AND TIN TO GIVE THE COMPANY. If you are an individual, you must generally enter the name shown on your social security card, and your correct TIN is your social security number (SSN). However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name. Enter your SSN in
Part I. If you are a sole proprietor, you must enter your individual name. You may also enter your business name or "doing business as" name on the business name line. Enter your name as shown on your social security card and business name as it was used to apply for your Employer Identification Number ("EIN") on Form SS-4. You may enter either your SSN or EIN as your correct TIN in Part I. Other payees, please refer to the table below.

                       NAME AND TIN TO ENTER ON FORM W-9

---------------------------------------------------------------
                                         ENTER NAME
                FOR THIS TYPE OF PAYEE:  AND SSN OF:
---------------------------------------------------------------

 1.  Individual                          The individual
 2.  Two or more individuals             The actual owner or,
                                         if joint, the first
                                         person on the Note(*)
 3.  Custodian account of a minor        The minor(**)
     (Uniform Gift to Minors Act)
 4.  a. A revocable savings trust        The grantor-trustee(*)
        (grantor is also trustee)
     b. So-called trust account that is  The actual owner(*)
        not a legal or valid state law
        trust
 5.  Sole proprietorship                 The owner(**)
---------------------------------------------------------------
---------------------------------------------------------------
                                         ENTER NAME
                FOR THIS TYPE OF PAYEE:  AND EIN OF:
---------------------------------------------------------------

 6.  Sole proprietorship                 The owner(***)
 7.  A valid trust, estate, or pension   Legal entity(****)
     trust
 8.  Corporate                           The corporation
 9.  Association, club, religious,       The organization
     charitable educational, or other
     tax-exempt organization
10.  Partnership                         The partnership
11.  A broker or registered nominee      The broker or nominee
---------------------------------------------------------------

*     List first and circle the name of the person whose number you furnish.
**    Circle minor's name and furnish the minor's SSN.
*** You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN.
**** List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated as a registered owner.)

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING. Certain payees are exempt from backup withholding and information reporting. Individuals (including sole proprietors) are not exempt. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. For a complete list of exempt payees, contact the Information Agent. If you are an exempt payee, you should still complete the Form W-9 to avoid possible erroneous backup withholding.

If you are a nonresident alien or a foreign entity not subject to backup withholding, you must give the Company a completed Form W-8 -- Certificate of Foreign Status to avoid backup withholding.

INSTRUCTIONS FOR PART III -- CERTIFICATION. If the Notes are in more than one name or are not in the name of the actual owner, only the person whose TIN is shown in Part I should sign.

PRIVACY ACT NOTICE. Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties also may apply.